UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05715
The Gabelli Convertible and Income Securities Fund Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Gabelli Convertible and
Income Securities Fund Inc.
Annual Report
December 31, 2010
Mario J. Gabelli, CFA

To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Convertible and Income Securities Fund’s (the “Fund”) net asset value (“NAV”) total return was 9.5% and the total return for the Fund’s publicly traded shares was 14.0%, compared with gains of 6.6% and 18.0% for the Barclays Capital Government/Corporate Bond Index and the Lipper Convertible Securities Fund Average, respectively.
     On December 31, 2010, the Fund’s NAV per share was $6.01, while the price of the Fund’s publicly traded shares closed at $6.12 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Bruce N. Alpert
February 25, 2011	President
Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

									Since
									Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year		(07/03/89)
Gabelli Convertible and Income Securities Fund NAV Total Return (b)	4.43%	9.50%	0.20%	3.97%	4.28%	5.22%	6.51%		6.64%
Investment Total Return (c)	5.98	13.96	1.87	2.07	5.03	5.46	N/A	(d)	N/A	(d)
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	6.77	9.13		8.93	(e)
Barclays Capital Government/Corporate Bond Index	(2.11)	6.61	5.58	5.53	5.78	N/A	N/A		5.58	(f)
Lipper Convertible Securities Fund Average	9.00	18.04	3.48	6.19	5.16	7.75	9.21		8.54	(e)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

(f)	The Barclays Capital Government/Corporate Bond Index began on December 31, 1998 and since inception return is as of that date.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

U.S. Government Obligations	29.2%
Energy and Utilities	10.9%
Financial Services	9.5%
Diversified Industrial	6.9%
Health Care	6.8%
Telecommunications	5.0%
Computer Hardware	4.7%
Aerospace	4.1%
Food and Beverage	3.5%
Automotive: Parts and Accessories	3.5%
Automotive	2.3%
Machinery	2.2%
Retail	2.1%
Business Services	1.8%
Computer Software and Services	1.5%
Consumer Products	1.4%
Hotels and Gaming	1.3%
Communications Equipment	0.6%
Electronics	0.6%
Transportation	0.5%
Environmental Services	0.4%
Specialty Chemicals	0.4%
Metals and Mining	0.2%
Broadcasting	0.2%
Entertainment	0.2%
Equipment and Supplies	0.1%
Cable and Satellite	0.1%
Manufactured Housing and Recreational Vehicles	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Update to the By-Laws of The Gabelli Convertible and Income Securities Fund Inc.
     On December 3, 2010, the Board of Directors of the Fund approved and adopted the Amended and Restated By-Laws of the Fund (the “December 2010 Amendments”). The December 2010 Amendments were effective as of December 3, 2010. The December 2010 Amendments set out the processes and procedures that shareholders of the Fund must follow and specifies additional information that shareholders of the Fund must provide when proposing director nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2010

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 26.0%
	Aerospace — 3.4%
$1,800,000	GenCorp Inc., Sub. Deb. Cv.,
	2.250%, 11/15/24	$1,628,394	$1,786,500
1,850,000	4.063%, 12/31/39	1,481,511	1,743,625

		3,109,905	3,530,125

	Automotive — 0.8%
600,000	Navistar International Corp., Sub. Deb. Cv.,
	3.000%, 10/15/14	596,284	804,000

	Automotive: Parts and Accessories — 2.0%
2,114,000	Standard Motor Products Inc., Sub. Deb. Cv.,
	15.000%, 04/15/11 (a)	2,097,777	2,135,140

	Broadcasting — 0.2%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv.,
	7.000%, 12/01/14 (b)	177,368	246,500

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv.,
	4.250%, 03/15/23	1,654,015	1,901,875

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv.,
	3.250%, 05/01/21† (a)	127,000	0

	Computer Hardware — 3.7%
4,000,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	3,037,343	3,870,000

	Consumer Products — 0.2%
200,000	Eastman Kodak Co., Cv.,
	7.000%, 04/01/17	178,074	209,750

	Diversified Industrial — 4.6%
3,000,000	Griffon Corp., Sub. Deb. Cv.,
	4.000%, 01/15/17 (b)	3,000,000	3,281,250
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	864,337	1,342,250
50,000	Textron Inc., Ser. TXT, Cv.,
	4.500%, 05/01/13	50,000	95,250
100,000	Trinity Industries Inc., Sub. Deb. Cv.,
	3.875%, 06/01/36	71,417	95,375

		3,985,754	4,814,125

	Electronics — 0.6%
100,000	Intel Corp., Sub. Deb. Cv.,
	3.250%, 08/01/39	106,801	120,375
500,000	LeCroy Corp., Sub. Deb. Cv.,
	4.000%, 10/15/26	496,294	513,750

		603,095	634,125

	Energy and Utilities — 0.5%
100,000	Seadrill Ltd., Cv.,
	3.625%, 10/25/12	107,656	124,250
400,000	UniSource Energy Corp., Cv.,
	4.500%, 03/01/35 (b)	398,433	426,000

		506,089	550,250

	Entertainment — 0.2%
50,000	Take-Two Interactive Software Inc., Cv.,
	4.375%, 06/01/14	50,000	67,625
100,000	THQ Inc., Cv.,
	5.000%, 08/15/14	90,483	104,625

		140,483	172,250

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv.,
	3.250%, 06/01/14	350,000	418,250

	Financial Services — 1.7%
1,500,000	Janus Capital Group Inc., Cv.,
	3.250%, 07/15/14	1,500,000	1,785,000

	Health Care — 1.8%
100,000	Beckman Coulter Inc., Cv.,
	2.500%, 12/15/36	101,746	114,625
100,000	Chemed Corp., Cv.,
	1.875%, 05/15/14	85,299	100,375
100,000	Kinetic Concepts Inc., Cv.,
	3.250%, 04/15/15 (b)	83,665	105,625
1,000,000	King Pharmaceuticals Inc., Cv.,
	1.250%, 04/01/26	996,916	998,750
150,000	Thoratec Corp., Sub. Deb. Cv. (STEP),
	1.380%, 05/16/34	103,602	127,125
400,000	Wright Medical Group Inc., Cv.,
	2.625%, 12/01/14	349,801	378,500

		1,721,029	1,825,000

	Hotels and Gaming — 1.3%
900,000	Gaylord Entertainment Co., Cv.,
	3.750%, 10/01/14 (b)	874,811	1,316,250

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv.,
	5.250%, 03/15/14	100,000	247,875

	Retail — 1.2%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	52,356	98,625
100,000	Pier 1 Imports Inc., Cv. (STEP),
	6.375%, 02/15/36	95,560	101,750
630,000	Spartan Stores Inc., Cv.,
	3.375%, 05/15/27	546,566	600,075
1,500,000	The Great Atlantic & Pacific
	Tea Co. Inc., Cv.,
	5.125%, 06/15/11† (a)	1,488,248	472,500

		2,182,730	1,272,950

	Telecommunications — 1.4%
1,500,000	NII Holdings Inc., Cv.,
	3.125%, 06/15/12	1,462,910	1,479,375

	TOTAL CONVERTIBLE CORPORATE BONDS	24,404,667	27,212,840

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 3.7%
	Automotive — 1.5%
30,000	Ford Motor Co. Capital Trust II,
	6.500% Cv. Pfd.	$1,281,140	$1,555,800

	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP),
	5.500% Cv. Pfd., Ser. B† (a)	499,993	117

	Communications Equipment — 0.3%
400	Lucent Technologies Capital Trust I,
	7.750% Cv. Pfd.	156,750	354,400

	Energy and Utilities — 0.9%
6,000	AES Trust III,
	6.750% Cv. Pfd.	229,530	294,000
500	El Paso Corp.,
	4.990% Cv. Pfd. (b)	479,192	578,335
300	El Paso Energy Capital Trust I,
	4.750% Cv. Pfd.	11,460	11,661
5	Whiting Petroleum Corp.,
	6.250%, Cv. Pfd.	500	1,396

		720,682	885,392

	Financial Services — 0.0%
20,000	Federal National Mortgage Association, 8.750%, Cv. Pfd., Ser. 08-1	45,982	10,000

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (a)(c)	91,465	4,484

	Telecommunications — 0.6%
14,000	Cincinnati Bell Inc.,
	6.750% Cv. Pfd., Ser. B	398,212	570,780

	Transportation — 0.4%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	360,275	441,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	3,554,499	3,821,973

	COMMON STOCKS — 39.6%

	Aerospace — 0.7%
1,000	Rockwell Automation Inc.	30,042	71,710
65,000	Rolls-Royce Group plc†	560,739	631,353
4,160,000	Rolls-Royce Group plc., Cl. C†	6,565	6,486

		597,346	709,549

	Automotive: Parts and Accessories — 1.5%
30,000	Genuine Parts Co.	1,163,647	1,540,200

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (a)	0	0
2,000	Rogers Communications Inc., Cl. B	28,913	69,260

		28,913	69,260

	Communications Equipment — 0.3%
17,000	Corning Inc.	169,664	328,440

	Computer Hardware — 1.0%
7,000	International Business
	Machines Corp.	590,718	1,027,320

	Computer Software and Services — 1.5%
8,000	Diebold Inc.	200,511	256,400
6,000	Furmanite Corp.†	23,436	41,460
16,000	McAfee Inc.†	753,982	740,960
20,000	Microsoft Corp.	545,275	558,400

		1,523,204	1,597,220

	Consumer Products — 1.2%
2,000	Kimberly-Clark Corp.	122,696	126,080
40,000	Swedish Match AB	785,618	1,157,955

		908,314	1,284,035

	Diversified Industrial — 2.3%
100,000	General Electric Co.	2,017,715	1,829,000
355,000	National Patent Development Corp.†	887,500	568,000
880	Textron Inc.	7,502	20,803

		2,912,717	2,417,803

	Energy and Utilities — 9.0%
4,400	Anadarko Petroleum Corp.	153,704	335,104
6,000	BP plc, ADR	236,937	265,020
1,500	CH Energy Group Inc.	54,441	73,335
8,000	Chevron Corp.	481,830	730,000
5,000	ConocoPhillips	263,972	340,500
6,000	CONSOL Energy Inc.	214,678	292,440
3,000	Devon Energy Corp.	174,764	235,530
15,000	Exxon Mobil Corp.	886,881	1,096,800
75,000	GenOn Energy Inc.†	358,073	285,750
1,200,000	GenOn Energy Inc., Escrow† (a)	0	0
50,000	Great Plains Energy Inc.	962,125	969,500
11,000	Halliburton Co.	321,314	449,130
20,000	National Fuel Gas Co.	809,007	1,312,400
18,000	NextEra Energy Inc.	947,640	935,820
20,000	Northeast Utilities	393,099	637,600
10,000	Progress Energy Inc., CVO†	5,200	1,525
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,014,367	1,068,480
12,000	SJW Corp.	260,028	317,640

		7,538,060	9,346,574

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	98,955	98,100

	Financial Services — 7.8%
24,000	AllianceBernstein Holding LP	525,779	559,920
34,000	American Express Co.	1,492,040	1,459,280
6,750	Deutsche Bank AG	396,371	351,338
6,000	GAM Holding AG†	70,868	99,144
5,000	HSBC Holdings plc, ADR	279,660	255,200
14,000	JPMorgan Chase & Co.	558,539	593,880
13,000	Julius Baer Group Ltd.	445,308	608,984
1,500	M&T Bank Corp.	128,504	130,575
10,000	Marsh & McLennan Companies Inc.	266,966	273,400
13,000	Morgan Stanley	308,711	353,730
3,000	Northern Trust Corp.	163,072	166,230
6,000	Royal Bank of Canada	317,894	314,160
3,000	State Street Corp.	139,804	139,020
33,000	The Bank of New York Mellon Corp.	964,763	996,600
60,000	Wells Fargo & Co.	1,682,858	1,859,400

		7,741,137	8,160,861

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage — 3.5%
6,500	Dr Pepper Snapple Group Inc.	$161,378	$228,540
2,000	General Mills Inc.	51,574	71,180
7,021	Kraft Foods Inc., Cl. A	199,955	221,232
200,000	Parmalat SpA	531,714	547,887
200,000	Parmalat SpA, GDR (b)(c)	809,275	550,040
1,020	Pernod-Ricard SA	57,595	95,903
30,000	The Coca-Cola Co.	1,311,355	1,973,100

		3,122,846	3,687,882

	Health Care — 5.0%
3,000	Abbott Laboratories	142,558	143,730
5,000	Baxter International Inc.	238,190	253,100
3,000	Beckman Coulter Inc.	226,626	225,690
3,000	Covidien plc	113,184	136,980
36,000	Eli Lilly & Co.	1,555,073	1,261,440
191,989	Elite Pharmaceuticals Inc.†	14,655	7,680
3,000	Genzyme Corp.†	212,693	213,600
21,000	Johnson & Johnson	1,299,666	1,298,850
8,000	Merck & Co. Inc.	226,611	288,320
58,000	Pfizer Inc.	1,019,914	1,015,580
10,000	UnitedHealth Group Inc.	309,124	361,100

		5,358,294	5,206,070

	Machinery — 1.2%
10,000	Baldor Electric Co.	632,817	630,400
7,000	Bucyrus International Inc.	625,744	625,800
1,000	Mueller Water Products Inc., Cl. A	4,730	4,170

		1,263,291	1,260,370

	Retail — 0.9%
13,000	Wal-Mart Stores Inc.	610,094	701,090
7,000	Walgreen Co.	211,293	272,720

		821,387	973,810

	Specialty Chemicals — 0.4%
3,000	Airgas Inc.	187,580	187,380
3,000	International Flavors & Fragrances Inc.	138,967	166,770

		326,547	354,150

	Telecommunications — 3.0%
10,000	BCE Inc.	283,752	354,600
4,000	Belgacom SA	156,812	134,299
3,000	Philippine Long Distance Telephone Co., ADR	91,004	174,810
2,800	Swisscom AG	1,051,899	1,231,102
16,000	Telekom Austria AG	242,105	224,927
27,000	Verizon Communications Inc.	928,516	966,060

		2,754,088	3,085,798

	Transportation — 0.1%
4,000	GATX Corp.	106,654	141,120

	Wireless Communications — 0.0%
2,000	Turkcell Iletisim Hizmetleri A/S, ADR	33,611	34,260
49	Winstar Communications Inc.† (a)	367	0

		33,978	34,260

	TOTAL COMMON STOCKS	37,059,760	41,322,822

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	0	872

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (a)(c)	8,535	17

	TOTAL WARRANTS	8,535	889

Principal
Amount
	CORPORATE BONDS — 1.5%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb.,
	9.000%, 12/15/11† (a)	0	0

	Energy and Utilities — 0.5%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP),
	10.250%, 11/01/15	765,993	565,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb.,
	6.000%, 04/15/11† (a)	84,763	0

	Machinery — 1.0%
1,000,000	Terex Corp., Sub. Deb.,
	7.375%, 01/15/14	1,005,984	1,017,500

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc.,
	14.000%, 12/15/11† (a)	98,000	0

	TOTAL CORPORATE BONDS	1,954,740	1,582,500

	U.S. GOVERNMENT OBLIGATIONS — 29.2%
30,520,000	U.S. Treasury Bills,
	0.120% to 0.207%††,
	01/13/11 to 07/28/11	30,509,046	30,512,127

TOTAL INVESTMENTS — 100.0%		$97,491,247	104,453,151

			Unrealized
Notional		Termination	Appreciation/
Amount		Date	Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$462,418 (47,500 Shares)	Rolls-Royce Group plc	06/27/11	(1,250)
4,724 (3,040,000 Shares)	Rolls-Royce Group plc, Cl. C	06/27/11	8

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(1,242)

Market
Value
Other Assets and Liabilities (Net)	94,955
PREFERRED STOCK (965,548 preferred shares outstanding)	(24,138,700)

NET ASSETS — COMMON STOCK (13,377,323 common shares outstanding)	$80,408,164

NET ASSET VALUE PER COMMON SHARE ($80,408,164 ÷ 13,377,323 shares outstanding)	$6.01

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $3,054,130 or 2.92% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $6,504,872 or 6.23% of total investments. Except as noted in (c), these securities are liquid.

(c)	At December 31, 2010, the Fund held investments in restricted and illiquid securities amounting to $555,413 or 0.53% of total investments, which were valued under methods approved by the Board of Directors as follows:

				12/31/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$91,465	$44.8400
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0013
200,000	Parmalat SpA, GDR	04/10/03	809,275	2.7502
1,300	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	0.6708

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2010.
See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $97,491,247)	$104,453,151
Cash	3,023
Deposit at brokers	53,850
Receivable for investments sold	97,176
Dividends and interest receivable	394,146
Unrealized appreciation on swap contracts	8
Prepaid expense	3,553

Total Assets	105,004,907

Liabilities:
Distributions payable	20,116
Payable for investment advisory fees	309,949
Payable for payroll expenses	18,012
Payable for accounting fees	7,500
Payable for legal and audit fees	44,533
Payable for shareholder communications expenses	35,536
Unrealized depreciation on swap contracts	1,250
Other accrued expenses	21,147

Total Liabilities	458,043

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$80,408,164

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$82,277,372
Accumulated distributions in excess of net investment income	(99,379)
Accumulated net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions	(8,732,404)
Net unrealized appreciation on investments	6,961,904
Net unrealized depreciation on swap contracts	(1,242)
Net unrealized appreciation on foreign currency translations	1,913

Net Assets	$80,408,164

Net Asset Value per Common Share:
($80,408,164 ÷ 13,377,323 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$6.01

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $22,013)	$1,346,103
Interest	2,190,073

Total Investment Income	3,536,176

Expenses:
Investment advisory fees	1,030,932
Shareholder communications expenses	92,746
Offering expenses related to the shelf registration (See Note 5)	86,686
Legal and audit fees	74,679
Directors’ fees	70,936
Payroll expenses	62,837
Accounting fees	45,000
Shareholder services fees	44,137
Custodian fees	34,399
Interest expense	86
Miscellaneous expenses	77,111

Total Expenses	1,619,549

Less:
Custodian fee credits	(84)

Net Expenses	1,619,465

Net Investment Income	1,916,711

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized loss on investments — unaffiliated	(103,591)
Net realized loss on investments — affiliated	(808,809)
Net realized gain on swap contracts	84,522
Net realized gain on securities sold short	21,895
Net realized loss on foreign currency transactions	(6,601)

Net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions	(812,584)

Net change in unrealized appreciation:
on investments	7,446,197
on swap contracts	6,712
on foreign currency translations	1,913

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	7,454,822

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	6,642,238

Net Increase in Net Assets Resulting from Operations	8,558,949

Total Distributions to Preferred Shareholders	(1,452,345)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$7,106,604

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income	$1,916,711	$2,294,448
Net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions	(812,584)	(6,274,702)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	7,454,822	20,759,618

Net Increase in Net Assets Resulting from Operations	8,558,949	16,779,364

Distributions to Preferred Shareholders:
Net investment income	(1,452,345)	(1,441,812)

Total Distributions to Preferred Shareholders	(1,452,345)	(1,441,812)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	7,106,604	15,337,552

Distributions to Common Shareholders:
Net investment income	(735,997)	(1,110,747)
Return of capital	(5,478,854)	(4,377,186)

Total Distributions to Common Shareholders	(6,214,851)	(5,487,933)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,482,618	813,857
Net increase in net assets from repurchase of preferred shares	—	21,511

Net Increase in Net Assets from Fund Share Transactions	1,482,618	835,368

Net Increase in Net Assets Attributable to Common Shareholders	2,374,371	10,684,987

Net Assets Attributable to Common Shareholders:
Beginning of period	78,033,793	67,348,806

End of period (including undistributed net investment income of $0 and $0, respectively)	$80,408,164	$78,033,793

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010		2009	2008	2007	2006
Operating Performance:
Net asset value, beginning of period	$5.94		$5.19	$7.90	$8.31	$7.95

Net investment income	0.15		0.18	0.24	0.42	0.45
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.50		1.10	(2.01)	0.20	0.92

Total from investment operations	0.65		1.28	(1.77)	0.62	1.37

Distributions to Preferred Shareholders: (a)
Net investment income	(0.11)		(0.11)	(0.14)	(0.11)	(0.09)
Net realized gain	—		—	(0.01)	(0.12)	(0.13)

Total distributions to preferred shareholders	(0.11)		(0.11)	(0.15)	(0.23)	(0.22)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.54		1.17	(1.92)	0.39	1.15

Distributions to Common Shareholders:
Net investment income	(0.06)		(0.09)	(0.09)	(0.31)	(0.34)
Net realized gain	—		—	(0.01)	(0.32)	(0.46)
Paid-in capital	(0.41)		(0.33)	(0.70)	(0.17)	—

Total distributions to common shareholders	(0.47)		(0.42)	(0.80)	(0.80)	(0.80)

Fund Share Transactions:
Increase in net asset value from common share transactions	(0.00	)(f)	0.00 (f)	—	0.00 (f)	0.01
Increase in net asset value from repurchase of preferred shares	—		0.00 (f)	0.01	—	—

Total fund share transactions	(0.00	)(f)	0.00 (f)	0.01	0.00 (f)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$6.01		$5.94	$5.19	$7.90	$8.31

NAV total return †	9.46%		23.72%	(25.57)%	4.44%	14.80%

Market value, end of period	$6.12		$5.81	$5.55	$7.67	$8.95

Investment total return ††	13.96%		13.16%	(18.02)%	(5.85)%	11.32%

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$104,547	$102,173	$91,782	$149,360	$152,158
Net assets attributable to common shares, end of period (in 000’s)	$80,408	$78,034	$67,349	$99,590	$102,388
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.43%	3.28%	3.65%	4.90%	5.51%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	2.05%	2.01%	2.06%	2.23%	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	2.05%	2.01%	1.64%	1.75%	2.07%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.57%	1.50%	1.45%	1.51%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.57%	1.50%	1.15%	1.18%	1.37%
Portfolio turnover rate †††	44%	71%	76%	61%	51%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$24,139	$24,139	$24,433	$24,770	$24,770
Total shares outstanding (in 000’s)	966	966	977	991	991
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.20	$23.95	$22.75	$24.07	$24.10
Asset coverage per share	$108.28	$105.82	$93.91	$75.02	$76.43
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	—	—	$25,000	$25,000
Total shares outstanding (in 000’s)	—	—	—	1	1
Liquidation preference per share	—	—	—	$25,000	$25,000
Average market value (d)	—	—	—	$25,000	$25,000
Asset coverage per share	—	—	—	$75,025	$76,431
Asset Coverage (e)	433%	423%	376%	300%	306%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 98% and 65%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, for the years ended December 31, 2007 and 2006, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74% and 2.05%, respectively, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17% and 1.37%, respectively. For the years ended December 31, 2010, 2009, and 2008, the effect of Custodian Fee Credits was minimal.

(c)	The Fund incurred dividend expense on securities sold short for the years ended December 31, 2006 and 2007. If 2006 dividend expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 2.06% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.37%.

(d)	Based on weekly prices.

(e)	Asset coverage is calculated by combining all series of preferred stock.

(f)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the “Board”), at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.
     Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$124,250	$26,616,090	$472,500	$27,212,840

Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	4,484	4,484
Transportation	—	441,000	—	441,000
Other Industries (a)	3,376,372	—	—	3,376,372

Total Convertible Preferred Stocks	3,376,372	441,000	4,601	3,821,973

Common Stocks:
Aerospace	703,063	6,486	—	709,549
Cable and Satellite	69,260	—	0	69,260
Energy and Utilities	9,345,049	1,525	0	9,346,574
Wireless Communications	34,260	—	0	34,260
Other Industries (a)	31,163,179	—	—	31,163,179

Total Common Stocks	41,314,811	8,011	0	41,322,822

Warrants (a)	—	889	—	889
Corporate Bonds	—	1,582,500	0	1,582,500
U.S. Government Obligations	—	30,512,127	—	30,512,127

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$44,815,433	$59,160,617	$477,101	$104,453,151

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$8	$—	$8
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(1,250)	—	(1,250)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(1,242)	$—	$(1,242)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/ depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10††

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$0	$—	$(378,375)	$(912,079)	$(1,132,046)	$2,895,000	$—	$472,500	$(912,079)
Convertible Preferred Stocks:
Business Services	117	—	(1,347,183)	1,347,183	(0)	—	—	117	—
Health Care	8,832	—	—	(4,348)	—	—	—	4,484	(4,348)

Total Convertible Preferred Stocks	8,949	—	(1,347,183)	1,342,835	(0)	—	—	4,601	(4,348)

Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	71	(71)	—	—	0	71

Total Common Stocks	0	—	—	71	(71)	—	—	0	71

Corporate Bonds	35,120	—	(0)	36,652	(71,772)	—	—	0	36,652

TOTAL INVESTMENTS IN SECURITIES	$44,069	$—	$(1,725,558)	$467,479	$(1,203,889)	$2,895,000	$—	$477,101	$(879,704)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2010 are reflected within the Schedule of Investments and further details are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$462,418 (47,500 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$(1,250)
4,724 (3,040,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/27/11	8

				$(1,242)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2010 had an average monthly notional amount of approximately $425,477.
As of December 31, 2010, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2010, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2010, the Fund held no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell,

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2010, there were no short sales outstanding.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses related to shelf registration expense, the tax treatment of currency gains and losses, reclassifications of gains on investments in swaps, and basis adjustments on securities sold with conversion premiums and hybrid income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $267,598 and to increase accumulated net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions by $185,953, with an offsetting adjustment to paid-in capital.
     Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.
     The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$735,997	$1,452,345	$1,110,747	$1,441,812
Return of capital	5,478,854	—	4,377,186	—

Total distributions paid	$6,214,851	$1,452,345	$5,487,933	$1,441,812

     Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(8,013,754)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	6,423,134
Other temporary differences*	(278,588)

Total	$(1,869,208)

*	Other temporary differences are primarily due to mark-to-market accrual adjustments on investments in swap contracts and securities sold with conversion premiums.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $8,013,754 which are available to reduce future required distributions of net capital gains to shareholders. $6,354,767 of the loss carryforward is available through 2017; and $1,658,987 is available through 2018.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in partnerships, and qualified five year tax gains.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	98,030,689	$10,757,420	$(4,334,958)	$6,422,462
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2010, the Fund’s total return on the NAV of the Common Shares exceeded the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.
     During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $21,262 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser), and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010, the Fund paid or accrued $62,837 in payroll expenses in the Statement of Operations.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $5,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $31,835,932 and $33,442,168, respectively.
     Sales of U.S. Government obligations for the year ended December 31, 2010, other than short-term obligations, aggregated $1,200,000.
5. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2010 and December 31, 2009, the Fund did not repurchase any shares of its common stock in the open market.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     Transactions in common stock were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	247,056	$1,482,618	161,972	$813,857
     The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     A shelf registration, effective June 12, 2008, gives the Fund the ability to offer additional preferred shares and promissory notes. Offering costs of $86,686 relating to the shelf registration were written off in 2010.
     On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Stock. During the year ended December 31, 2010 the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At December 31, 2010, 965,548 shares of Series B Stock were outstanding and accrued dividends amounted to $20,116.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2010 is set forth below:

							Percent
				Net Change in		Value at	Owned of
	Beginning	Shares	Ending	Unrealized	Realized	December 31,	Shares
	Shares	Sold	Shares	Appreciation	Loss	2010	Outstanding
Trans-Lux Corp.	130,000	(130,000)	—	$24,647	$(808,809)	—	—

7.	Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
The Gabelli Convertible and Income Securities Fund Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2011

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[5]
INTERESTED DIRECTORS[3]:
Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1989***	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[6]:
E. Val Cerutti Director Age: 71	Since 1989**	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[4] Director Age: 75	Since 1989*	34	President of the law firm of Anthony J. Colavita, P.C.	—

Dugald A. Fletcher Director Age: 81	Since 1989**	2	President, Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)

Anthony R. Pustorino Director Age: 85	Since 1989**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder, MD4 Director Age: 70	Since 2001***	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 76	Since 1992*	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005

Salvatore J. Zizza Director Age: 65	Since 1991*	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
ADDITIONAL FUND INFORMATION (Unaudited) (Continued)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Christopher Haydon Ombudsman Age: 28	Since 2010	Institutional sales representative 2007 through 2010; employed at Cendant Corporation 2005 through 2006

Laurissa M. Martire Vice President and Ombudsman Age: 34	Since 2004	Vice President of other closed-end funds within the Gabelli Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* — Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** — Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** — Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 14, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Annual Meeting of The Gabelli Convertible and Income Securities Fund’s shareholders will be held on Monday, May 16, 2011 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Shares
03/24/10	03/17/10	$0.11000	$0.01180	—	$0.09820	$6.09000
06/23/10	06/16/10	0.11000	0.01180	—	0.09820	5.69000
09/23/10	09/16/10	0.11000	0.01180	—	0.09820	5.88000
12/17/10	12/14/10	0.14000	0.01500	—	0.12500	5.97000

		$0.47000	$0.05040	—	$0.41960

6.000% Series B Cumulative Preferred Stock
03/26/10	03/19/10	$0.37500	$0.37500	—
06/28/10	06/21/10	0.37500	0.37500	—
09/27/10	09/20/10	0.37500	0.37500	—
12/27/10	12/17/10	0.37500	0.37500	—

		$1.50000	$1.50000	—
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2010 tax returns. Ordinary income distributions include net investment income and net realized short-term capital gains.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2010
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     The Fund paid to common and 6.00% Series B Cumulative Preferred shareholders ordinary income dividends of $0.0504 and $1.5000 per share, respectively, in 2010. For the year ended December 31, 2010, 39.09% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 49.96% of the ordinary income distribution was qualified dividend income and 58.04% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2010 derived from U.S. Treasury securities was 1.19%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2010. The percentage of U.S. Treasury securities held as of December 31, 2010 was 29.19%.
Historical Distribution Summary

		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to
	Income (b)	Gains (b)	Gains	Capital (c)	Distributions (a)	Cost Basis (d)
Common Shares
2010	$0.05040	—	—	$0.41960	$0.47000	$0.41960
2009	0.08543	—	—	0.33457	0.42000	0.33457
2008	0.11672	$0.00460	$0.00796	0.67072	0.80000	0.67072
2007	0.30784	0.07582	0.24480	0.17154	0.80000	0.17154
2006	0.34356	0.12104	0.33540	—	0.80000	—
2005	0.29540	0.05780	0.20644	0.24036	0.80000	0.24036
2004	0.18800	—	—	0.61200	0.80000	0.61200
2003	0.18800	—	0.05160	0.56040	0.80000	0.56040
2002	0.27170	—	—	0.47830	0.75000	0.47830
2001	0.47550	0.06950	0.26500	—	0.81000	—
2000	0.56610	0.32670	0.40720	—	1.30000	—
1999	0.38990	0.44590	0.19420	—	1.03000	—
1998	0.38660	0.24130	0.29210	—	0.92000	—
1997	0.39690	0.22850	0.33460	—	0.96000	—
1996	0.49000	0.14160	0.10340	—	0.73500	—
1995	0.55740	0.20410	0.35950	0.02900	1.15000	0.02900
1994	0.57300	0.11500	0.21200	—	0.90000	—
1993	0.56100	0.20000	0.66400	—	1.42500	—
1992	0.65400	0.09000	0.13200	—	0.87600	—
1991	0.70600	0.11200	0.04700	—	0.86500	—
1990	0.69000	—	—	—	0.69000	—
1989	0.11500	—	—	—	0.11500	—

6.000% Series B Cumulative Preferred Stock
2010	$1.50000	—	—	—	$1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.35400	$0.05360	$0.09240	—	1.50000	—
2007	0.73128	0.18220	0.58652	—	1.50000	—
2006	0.64417	0.22693	0.62890	—	1.50000	—
2005	0.79175	0.15491	0.55334	—	1.50000	—
2004	1.50000	—	—	—	1.50000	—
2003	0.90900	—	0.24930	—	1.15830	—

Series C Auction Rate Cumulative Preferred Stock (redeemed during 2008)
2008	$398.85232	$15.74412	$27.20356	—	$441.80000	—
2007	656.77286	163.65570	526.77144	—	1.347.20000	—
2006	525.22150	185.03180	512.76670	—	1.223.02000	—
2005	438.5016	85.79450	306.46390	—	830.76000	—
2004	375.0800	—	—	—	375.08000	—
2003	187.3200	—	51.34000	—	238.66000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income for Federal tax purposes.

(c)	Non-taxable.

(d)	Decrease in cost basis.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Convertible and Income Securities Fund Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and reregistered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Dugald A. Fletcher
President, Fletcher & Company, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Werner J. Roeder, MD
Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President

Peter D. Goldstein
Chief Compliance Officer

Christopher Haydon
Ombudsman

Laurissa M. Martire
Vice President

Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
State Street Bank and Trust Company

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE—Symbol:	GCV	GCV PrB
Shares Outstanding:	13,377,323	965,548
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)

Fax: 914-921-5118 Internet: www.gabelli.com

e-mail: closedend@gabelli.com

GCV Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,400 for 2009 and $33,947 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,366 for 2009 and $5,128 for 2010. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2009 and $4,200 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
- Operations
- Legal Department

3

- Proxy Department
- Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER

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Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Convertible and Income Securities Fund Inc., (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts		is Based on	is Based on
Manager	Accounts	Managed	Total Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.0B	8	4.1B

	Other Pooled Investment Vehicles:	16	478.4M	14	470.6M

	Other Accounts:	1,702	14.4B	9	1.9B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2010.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	or Programs	Plans or Programs
Month #1 07/01/10 through 07/31/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,255,095 Preferred Series B — 965,548

Month #2 08/01/10 through 08/31/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,255,095 Preferred Series B — 965,548

Month #3 09/01/10 through 09/30/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,297,318 Preferred Series B — 965,548

Month #4 10/01/10 through 10/31/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,297,318 Preferred Series B — 965,548

Month #5 11/01/10 through 11/30/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,297,318 Preferred Series B — 965,548

Month #6 12/01/10 through 12/31/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common —13,377,323 Preferred Series B — 965,548

Total	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”) and adopted certain Articles Supplementary. The Amended and Restated Bylaws and the Articles Supplementary were deemed effective December 3, 2010.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer
Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer
Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.